SECURITIES AND EXCHANGE COMMISSION

                            	Washington, D.C. 20549


                                   	FORM 8-K


	                                Current Report
	                      Pursuant to Section 13 or 15(d) of
	                     The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  March  13, 2000

                 	ADVA International Inc.
	(Exact name of registrant as specified in its charter)

	Delaware
	(State or other jurisdiction of incorporation)

          0-16341                        16-1284228
(Commission File Number)			     (IRS Employer Identification No.)


  6 Woodcross Drive, Columbia, SC				    29212
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code
(803) 407-3044

     Advanced Medical Products, Inc.
	(Former name or former address, if changed since last report)











ITEM 3.     NAME CHANGE AND ONE SHARE FOR TEN REVERSE STOCK SPLIT

In accordance with the vote of the majority of the shares of common stock of Advanced Medical Products Inc., a Certificate of Amendment of the Certificate of Incorporation has been filed with the Secretary of State of Delaware changing the name of Advanced Medical Products, Inc. to ADVA International Inc., effecting a one share for ten shares reverse split of all of the common stock issued and outstanding, and authorizing the Company to issue 20,010,000 shares, of which 20,000,000 shares shall be common stock, all of which shall have a par value of $0.001, amounting in the aggregate to $20,000, and 4,000 shares shall be Class A Preferred Stock all of which shall have no par value, and 6,000 shares of Class B Preferred Stock all of which shall have no par value.

Effective immediately, the common stock trading symbol on the NASDAQ Bulletin Board for ADVA International Inc. is "ADII"


ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired: None required.

(b)	Pro forma financial information: None required.

	(c )       Exhibits:

Exhibit 1    CERTIFICATE of AMENDMENT of CERTIFICATE of
INCORPORATION



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ADVA International Inc.


Date: March 17, 2000			              By:  /s/GEORGE L. DOWN

   George L. Down

   President


				   EXHIBIT 1

STATE  of  DELAWARE
CERTIFICATE of AMENDMENT of
CERTIFICATE of  INCORPORATION of
ADVANCED MEDICAL PRODUCTS, INC.

 	ADVANCED MEDICAL PRODUCTS, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

FIRST:  	At a meeting of the directors of Advanced Medical Products, Inc.
held on Dec. 22, 1999, resolutions were duly adopted approving a one share for ten shares reverse stock split of the common stock outstanding, and setting forth proposed amendments to the Certificate of Incorporation of said corporation, declaring said amendments advisable and seeking the approval, by written consent without meeting, of a majority of the issued and outstanding shares of said corporation to adopt such amendments to the Certificate of Incorporation, pursuant to Sections 228 and 242 of the Delaware General Corporation Law. The resolutions setting forth the proposed amendments are as follows:

RESOLVED, that Article 1 of the Certificate of Incorporation of the Company, as amended, be deleted and the following inserted in lieu:

	1.        The name of the corporation is ADVA International Inc.

RESOLVED, that the first sentence of Article 4 of the Certificate of Incorporation of the Company, as amended, be deleted and the following inserted in lieu:

	4. The aggregate number of shares which the Company shall have authority to issue is 20,010,000 shares, of which 20,000,000 shares shall be common stock, all of which shall have a par value of $0.001, amounting in the aggregate to $20,000, and 4,000 shares shall be Class A Preferred Stock all of which shall have no par value, and 6,000 shares of Class B Preferred Stock all of which shall have no par value. The designations and preferences, conversions and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of stock are as follows:"

(ii) Adding the following Paragraph 8:
 8.      Class B Preferred Stock. All Class B Preferred Stock shall be
"blank check" preferred stock, issuable in one or more series.  The term
"blank check" preferred stock refers to stock for which the designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights
(subject to the limitations described below), qualifications, limitations or restrictions thereof (collectively, the "Designations") are determined by the board of directors of a company. Under this amendment, the Board of Directors can authorize the issuance, at any time or from time to time, of one or more series of Preferred Stock
(subject to approval of the holders of a majority of the issued and outstanding Class A Preferred stock, and further stockholder approval if required by law). In addition, the Board of Directors would determine all designations, relative rights, preferences and limitations of such stock, including but not limited to the following: designation of series and numbers of shares; dividend rights; rights upon liquidation or distribution of assets of the Company; conversion or exchange rights; redemption provisions; sinking fund provisions and voting rights;
provided that the holders of shares of Preferred Stock will not be entitled to more than the greater of (i) one vote per $100 of liquidation value or (ii) one vote per share, when voting as a class with holders of shares of capital stock generally, and will not be entitled to vote separately as a class except where such class or series of Preferred Stock is adversely affected. No holder of shares of the Company will have any preemptive rights to acquire any securities of the Company.
				 The Board of Directors is expressly authorized
at any time to adopt resolutions providing for the issuance of, or providing for a change in the number of, shares of any particular series of Class B Preferred Stock and, if and to the extent from time to time required by law, to file a Certificate of Designations which is effective without stockholder action to increase or decrease the number of shares included in each series of Class B Preferred Stock (but not to decrease the number of shares in any series below the number of shares then issued), and to set or change in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption relating to the shares of each series.

Notwithstanding the broad grant of authority described above to issue one or more series of Class B Preferred Stock without further stockholder approval, if any series of Class B Preferred Stock will enjoy any preference or priority superior to, or on parity with, any such preference or priority of Class A Preferred Stock, or would have rights upon conversion or exchange into any other securities of the Corporation prior or superior to, or on parity with, the Class A Preferred Stock, the Corporation shall obtain the approval of a Majority of the issued and outstanding shares of Class A Preferred Stock, either present at a stockholder's meeting or by written consent in lieu of a meeting, before issuing any shares of such series."

SECOND:       Thereafter, pursuant to resolutions of its Board of
Directors, a majority of the issued and outstanding shares of said corporation entitled to vote consented, in writing, to the adoption of said amendments to the Certificate of Incorporation, and written notice thereof has been provided to stockholders who did not so consent, in accordance with Section 228 of the General Corporation Law of the State of Delaware.

THIRD:            That said amendment was duly adopted in accordance
with the provisions of Section 228 and Section 242 of the General
Corporation Law of the State of Delaware.

FOURTH:         That the capital of said corporation shall not be
reduced under or by reason of said amendments

IN WITNESS WHEREOF, said ADVANCED MEDICAL PRODUCTS, INC. has caused this certificate to be signed by George Down, its President and Deborah Riente, its Secretary this 29th day of February, 2000.

ADVANCED MEDICAL PRODUCTS, INC.


By:  _/s/ George L. Down  ____________
	George L. Down, President


By:  _/s/Deborah
Riente_________________________________
	Deborah Riente, Secretary






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